IVY FUNDS
Macquarie Global Allocation Fund
(formerly, Delaware Ivy Wilshire Global Allocation Fund)

VOYAGEUR INSURED FUNDS
Macquarie Tax-Free Arizona Fund
(formerly, Delaware Tax-Free Arizona Fund)

(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and
Statements of Additional Information, as amended

At the Special Shareholder Meeting held on May 6, 2025, Macquarie Tax-Free Arizona Fund shareholders approved the agreement and plan of reorganization (Reorganization) as shown in the table below:

Acquired Fund/Classes	Acquiring Fund/Classes
Macquarie Tax-Free Arizona Fund, a series of Voyageur Insured Funds	Macquarie Tax-Free USA Fund, a series of Delaware Group® Tax-Free Fund
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class

The Reorganization provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Acquired Fund; and (c) the liquidation and termination of the Acquired Fund.

The Reorganization will take place on or about the close of business on June 6, 2025 (Reorganization Date).

The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the Acquired Fund and Acquiring Fund to be necessary or appropriate.

Effective one week before the Reorganization Date, the Acquired Fund will close to purchases and exchanges into the Acquired Fund, for both new investors and existing shareholders. Reinvested dividends, capital gains and automatic investment plan purchases may continue until the Reorganization Date.

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

The Special Shareholder Meeting for Macquarie Global Allocation Fund has been further adjourned to May 23, 2025.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank

Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 6, 2025.

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